EXHIBIT 99.1
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[IHR LOGO]
INTERSTATE
HOTELS & RESORTS (NYSE: IHR)


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[PHOTOGRAPH - Los Angeles Marriott]        [PHOTOGRAPH - Don CeSar Beach Resort]

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
Los Angeles Marriott - Los Angeles, CA    Don CeSar Beach Resort - St. Pete Beach, FL
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                           INTERSTATE HOTELS & RESORTS

o       Global management company with operations in five countries

o       Largest independent hotel management company in North America

        o   400+ hotles, resorts, and conference centers

        o   86,000+ rooms

o       BridgeStreet Corporate Housing Worldwide

        o   17 North American markets

        o   London Paris

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                                         [PHOTOGRAPH EMBASSY SUITES CENTER CITY]

                                   Embassy Suites Center City - Philadelphia, PA

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                              FINANCIAL HIGHLIGHTS

                                  2002                  2003
                              (pro forma)

      Revenue                    $1.1B                 $1.1B
      EBITDA                    $30-34M               $40-45M
      EPS                     $(.07)-.05             $.40-.55
      Free Cash Flow            $17-21M               $27-32M

                o Equity market capitalization -
                  $51M as of 8/5/02

                o Net debt at 7/31/02 - $114M

                o Total capitalization - $165M


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                                              [PHOTOGRAPH SHERATON BISCAYNE BAY]

                                               Sheraton Biscayne Bay - Miami, FL

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                                CAPITAL STRUCTURE

o    Free cash flow provides for rapid de-leveraging

o    Low average cost of debt of 7.3%

o    Credit statistics improve dramatically in 2003


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[CHART]

$50M Available
$70M Bank Debt
$60M Sub Debt & Other


CREDIT STATISTICS

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[GRAPH]


LEVERAGE RATIO
Closing     4.0
Dec-02      3.7
Dec-03      2.4

INTEREST COVERAGE RATIO
Closing     2.3
Dec-02      2.8
Dec-03      4.1

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                           INTERSTATE HOTELS & RESORTS

                                 MANAGEMENT TEAM

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                             [ORGANIZATIONAL CHART]

                                      BOARD
                                   13 Members

                                  PAUL WHETSELL
                                 Chairman & CEO

                                   JOHN EMERY
                                 President & COO

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
   BOB MORSE       KEVIN KILKEARY     BRUCE WILES   THOM VINCENT   JIM CALDER           HANK CIAFFONE
   President         President     Chief Investment  President   Chief Financial   Executive Vice President
Hotel Operations  Hotel Operations     Officer      BridgeStreet    Officer     International Hotel Operations

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                           INTERSTATE HOTELS & RESORTS

                              THREE CORE BUSINESSES

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                             [ORGANIZATIONAL CHART]

                                   INTERSTATE

            HOTEL                 REAL               BRIDGESTREET
         MANAGEMENT              ESTATE

126 UPSCALE        142 LTD-       78 LUXURY-         NORTH           EUROPE
  BRANDED          SERVICE       INDEPENDENT        AMERICA        700 UNITS
  HOTELS           HOTELS          RESORTS         2,700 UNITS

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                                HOTEL MANAGEMENT


o       Focusing on fundamental hotel operations

        o   Expanded marketing

        o   Operating systems leverage

        o   Internet-based business information systems

        o   Yield management

        o   Benefits of scale

o       External growth through sliver investments and acquisition funds

o       Operating flow-through performance will attract new owners

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                                                     [PHOTOGRAPH - Crowne Plaza]

                                                   Crowne Plaza - Washington, DC

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                             HOTEL MANAGEMENT, CONT.

                              HOSPITALITY SERVICES


o       Wide array of services available to current and prospective owners

        o   Increased cost efficiency through national purchasing

        o   NetEffect Alliance

                o   Telecom discounts

                o   Business information

        o   Insurance savings

        o   Design and construction

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                                              [PHOTOGRAPH - The Roosevelt Hotel]

                                              The Roosevelt Hotel - New York, NY

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                         POSITIVE INDUSTRY FUNDAMENTALS

                SUPPLY NON-FACTOR FOR FORESEEABLE FUTURE, DEMAND
                                 IS IN RECOVERY

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[CHART]


                                    % GROWTH
                                    --------

                                SUPPLY           DEMAND
                                ------           ------

                1999             3.6              3.3

                2000             2.7              3.7

                2001             1.8             -3.4

                2002E            1.6              3.9

                2003E            1.0              2.7

                2004E            2.2              2.9

Source:  PricewaterhouseCoopers

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                           REAL ESTATE JOINT VENTURES


o       Real estate JV to acquire $300-500M of hotel assets

o       $50M available to participate in joint ventures

o Hotel transactions expected to accelerate in the second half of 2002 and in 2003


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                                            [PHOTOGRAPH - Radisson Resort & Spa]

                                          Radisson Resort & Spa - Scottsdale, AZ

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                               CONFERENCE CENTERS


o       Conference centers:

                o   Doral Forrestal - Princeton, NJ

                o   Doral Eaglewood - Chicago, IL

                o   Nathan Hale University of Connecticut (independent) -
                    Storrs, CT

o Resort and conference center growth occurs through new contracts that leverage strength of Doral brand and central reservation system


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                          [PHOTOGRAPH - Doral Forrestal Conference Center & Spa]

                         Doral Forrestal Conference Center & Spa - Princeton, NJ

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                         BRIDGESTREET CORPORATE HOUSING
                                    WORLDWIDE


o A leading provider of upscale corporate apartments in North America and Europe

o       Flexible inventory minimizes risk

o       Recently launched licensing program for North American markets

o Growth will be achieved through expansion of national client base and European operations


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                                                                    [PHOTOGRAPH]

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                          UPSIDE TO 2003 BUSINESS PLAN


o Incentive fees currently at historical lows - significant economic rebound would result in $5-10M of additional incentive fees

o Upside potential in base fees - current forecast assumes 3-4% RevPAR growth - RevPAR growth of 6-8% would provide $2M of additional base fees

o Corporate housing - current forecast assumes conservative growth in 2003 - significant rebound in corporate travel could add $2-4M of EBITDA

o       Real estate joint ventures - potential management fees of $3-5M

o Hospitality services - current forecast does not include any growth in 2003 - new customers and services add additional EBITDA

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                           INTERSTATE HOTELS & RESORTS
                      PREMIER INDEPENDENT HOTEL MANAGEMENT
                                     COMPANY


o       Alternative to brand management

o       Synergies result in immediate accretion to shareholders

o Expansive resources will result in state-of-the-art services for hotel owners

o       Size will attract new capital sources

o       Global presence enables worldwide expansion

o       Capital structure provides for significant growth potential


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                                                [PHOTOGRAPH - The Charles Hotel]

                                               The Charles Hotel - Cambridge, MA

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THIS PRESENTATION CONTAINS "FORWARD-LOOKING STATEMENTS," WITHIN THE MEANING OF
THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, ABOUT INTERSTATE HOTELS & RESORTS, INCLUDING THOSE STATEMENTS REGARDING FUTURE OPERATING RESULTS AND THE TIMING AND COMPOSITION OF REVENUES, AMONG OTHERS, AND STATEMENTS CONTAINING WORDS SUCH AS "EXPECTS," "BELIEVES" OR "WILL," WHICH INDICATE THAT THOSE STATEMENTS ARE FORWARD-LOOKING. EXCEPT FOR HISTORICAL INFORMATION, THE MATTERS DISCUSSED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY, INCLUDING THE CURRENT SLOWDOWN OF THE NATIONAL ECONOMY, ECONOMIC CONDITIONS GENERALLY AND THE REAL ESTATE MARKET SPECIFICALLY, THE IMPACT OF THE EVENTS OF SEPTEMBER 11, 2001, LEGISLATIVE AND REGULATORY CHANGES, AVAILABILITY OF DEBT AND EQUITY CAPITAL, INTEREST RATES, COMPETITION, SUPPLY AND DEMAND FOR LODGING FACILITIES IN OUR CURRENT AND PROPOSED MARKET AREAS, AND THE COMPANY'S ABILITY TO MANAGE INTEGRATION AND GROWTH. ADDITIONAL RISKS ARE DISCUSSED IN INTERSTATE HOTELS & RESORTS' FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING INTERSTATE HOTELS & RESORTS' ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001 AND JOINT PROXY STATEMENT AND PROSPECTUS, FILED ON JULY 2, 2002.